BLACKROCK INTERNATIONAL FUND
OF BLACKROCK SERIES, INC.

Supplement dated October 27, 2006 to the
Prospectus dated October 2, 2006

Effective immediately, the following changes will be made to the Prospectus of BlackRock International Fund (the "Fund").

The section captioned "About the Portfolio Management Team" appearing on page 9 of the Fund's Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals who participate in the team's research and stock selection process. Richard Turnill, Managing Director at BlackRock Advisors, LLC
 and Edward Booth, CFA, Vice President at BlackRock Advisors, LLC are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Turnill has been managing the Fund since 2005 and Mr. Booth has been the Fund's co-portfolio manager since 2006.

In addition, the section captioned "Management of the Fund"
" BlackRock Advisors, LLC" beginning on page 36 of the Fund's
 Prospectus is amended as follows:

The description of the Fund's portfolio management team is deleted and replaced with the following description:

The Fund is managed by a team of investment professionals who participate in the team's research and stock selection process.
 Richard Turnill, Managing Director at BlackRock Advisors, LLC and Edward Booth, CFA, Vice President at BlackRock Advisors, LLC are the Fund's co-portfolio managers and are primarily responsible for the day-to-day management of the Fund. Mr. Turnill has been managing the Fund since 2005 and Mr. Booth has been the Fund's co-portfolio manager since 2006.

Mr. Turnill joined BlackRock as a portfolio manager in 2006.
 Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers ("MLIM"). He has been the
Head of the Global Equity Team since 2005. Mr. Turnill is responsible for overseeing all aspects of the investment process and the evolution of the team's strategy.
He also chairs the team's Investment Group, which determines stock and sector strategy within the team's model.
Mr. Turnill joined MLIM in 1996 as Group Economist and became a member of MLIM's Central Strategy Group in 1999. In 2001 he became Head of MLIM's Asset Allocation and Economics Team and in
 2004 was also appointed Chief Investment Officer for Merrill Lynch's Global Private Client discretionary business in the
 EMEA Pacific region.

Mr. Booth joined BlackRock in 2006.  Prior to joining BlackRock,
 Mr. Booth was a Vice President of MLIM and a member of the Global Equity Team, which he joined in 2005, focusing on the financial industry. Prior to joining MLIM, Mr. Booth was a Pan-European Financials sector analyst at Morley
Fund Management from 1999 to 2005. For more information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.


Code # 19032-1006BRSUP